UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 4, 2020

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddler’s Green Circle, Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 4, 2020, Newmont Corporation, a Delaware corporation (the “Company”), issued a press release announcing that it has launched offers (collectively, the “Tender Offers”) to purchase for cash (i) up to $500,000,000 (as such amount may be increased or decreased in the Company’s sole discretion) of the 3.500% Senior Notes due 2022 issued by the Company, (ii) up to $400,000,000 (as such amount may be increased or decreased in the Company’s sole discretion) of the 3.700% Notes due 2023 issued by the Company and (iii) up to $100,000,000 (as such amount may be increased or decreased in the Company’s sole discretion) of the 3.700% Notes due 2023 issued by Goldcorp Inc., a wholly-owned subsidiary of the Company. The Tender Offers are being made pursuant to the terms and subject to the conditions set forth in the offer to purchase, dated March 4, 2020.

A copy of the press release announcing the Tender Offers is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

On March 4, 2020, the Company issued a press release announcing its intention to offer, subject to market and other conditions, senior unsecured notes pursuant to its Shelf Registration Statement (the “Shelf Registration Statement”) on Form S-3ASR (No. 333-227483) filed with the Securities and Exchange Commission (the “SEC”) on September 21, 2018.

A copy of the press release announcing the senior notes offering is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

This Form 8-K shall be deemed to be incorporated by reference into the prospectus supplement expected to be filed with the SEC on March 5, 2020 (the “Prospectus Supplement”), forming part of the Shelf Registration Statement and part of such prospectus (the “Base Prospectus”), from the date of the filing thereof.

Important Legal Information

This Form 8-K does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase or a solicitation of tenders, nor shall there be any offer, solicitation, purchase or sale of any of the securities in any jurisdiction in which such offer, solicitation, purchase or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The securities being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Prospectus Supplement, the Shelf Registration Statement or the Base Prospectus.

An electronic copy of the Prospectus Supplement and accompanying Base Prospectus for the offering may be obtained at www.sec.gov.

Item 8.01 of this Form 8-K, Exhibit 99.1 and Exhibit 99.2 thereto contain statements intended as “forward-looking statements,” which are subject to the cautionary statements about forward-looking statements set forth in Exhibit 99.1 and Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, March 4, 2020
99.2	Press Release, March 4, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT CORPORATION

	By:	/s/ Logan Hennessey
Logan Hennessey
Dated: March 4, 2020		Vice President, Associate General Counsel and Corporate Secretary

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